1 4Q 2017 | SUPPLEMENTAL FINANCIAL PACKAGE

2Table of Contents 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 Summary Information 7 Net Asset Value Component Data 8 Summary Balance Sheet 9 Summary Income Statement 10 FFO, Normalized FFO & Adjusted FFO 11 Outstanding Debt 12 Core Debt to Core EBITDA 13 Debt Information 14 Capitalization & Financial Ratios 15 Property Portfolio 17 Development Pipeline 18 Acquisitions & Dispositions 19 Construction Business Summary 20 Same Store NOI by Segment 21 Top 10 Tenants by Annualized Base Rent 22 Office Lease Summary 23 Office Lease Expirations 24 Retail Lease Summary 25 Retail Lease Expirations 26 Appendix – Definitions & Reconciliations 30 Same Store vs Non-Same Store Properties 31 Reconciliation to Property Portfolio NOI 33 Reconciliation to GAAP Net Income

3Forward Looking Statements This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 6, 2018, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 6, 2018. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward- looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

4 Analyst Coverage Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’Hara Eric L. Smith Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Investment Officer and Corporate Secretary President of Construction President of Asset Management Michael P. O’Hara (757) 366-6684 Chief Financial Officer and Treasurer mohara@armadahoffler.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com FBR Capital Markets Craig Kucera (703) 862-5249 craigkucera@fbr.com Stifel, Nicolaus & Company Inc. John Guinee (443) 224-1307 jwguinee@stifel.com Bank of America Merrill Lynch James Feldmen (646) 855-5808 james.feldman@baml.com

5Highlights • Net income of $5.8 million, or $0.09 per diluted share, for the quarter ended December 31, 2017 compared to net income of $5.1 million, or $0.09 per diluted share, for the quarter ended December 31, 2016. Net income of $29.9 million, or $0.50 per diluted share, for the year ended December 31, 2017 compared to net income of $42.8 million, or $0.85 per diluted share, for the year ended December 31, 2016. • Normalized Funds From Operations (“FFO”) of $14.5 million, or $0.23 per diluted share, for the quarter ended December 31, 2017 compared to Normalized FFO of $13.7 million, or $0.25 per diluted share, for the quarter ended December 31, 2016. Normalized FFO of $59.3 million, or $0.99 per diluted share, for the year ended December 31, 2017 compared to Normalized FFO of $50.9 million, or $1.01 per diluted share, for the year ended December 31, 2016. • FFO of $15.1 million, or $0.24 per diluted share, for the quarter ended December 31, 2017 compared to FFO of $14.7 million, or $0.27 per diluted share, for the quarter ended December 31, 2016. FFO of $59.7 million, or $0.99 per diluted share, for the year ended December 31, 2017 compared to FFO of $48.0 million, or $0.96 per diluted share, for the year ended December 31, 2016. • Introduced 2018 full-year Normalized FFO guidance in the range of $1.00 to $1.05 per diluted share, as set forth in the presentation that can also be found on the Investors page of the Company's website at www.ArmadaHoffler.com. The Company's executive management will provide further details regarding its 2018 earnings guidance during today's webcast and conference call. • Core operating property portfolio occupancy at 94.2% as of December 31, 2017 compared to 93.8% as of December 31, 2016. • Completed a lease agreement with WeWork, a New York City based co-working space company that will occupy 62,000 square feet of space at One City Center in Durham, North Carolina, bringing total office pre-leasing to approximately 90% for this asset. • Announced that Williams Sonoma and Pottery Barn will be the anchor tenants of Phase VI of the Town Center of Virginia Beach, further solidifying Town Center as the region's prime shopping destination. • Entered into a joint venture agreement as a majority partner to develop, build and own an estimated $23 million Lowes Foods-anchored retail center in Mount Pleasant, South Carolina, increasing the Company's development pipeline to $484 million. • Added approximately 132,000 square feet of retail space through the acquisitions of a Harris Teeter-anchored center in Virginia Beach, Virginia and a Publix-anchored center in Moultrie, Georgia in January 2018. The Company has also agreed to terms regarding the acquisition of two Lowes Foods-anchored centers in the Greenville and Columbia areas of South Carolina. Both acquisitions are expected to close in the late first quarter or early second quarter, subject to customary closing conditions. • Invested in the development of a second Whole Foods-anchored center in Delray Beach, Florida. • Closed on a new, expanded and unsecured $300 million credit facility that includes a $150 million term loan with Bank of America, N.A. serving as the administrative agent and Regions Bank and PNC Bank, National Association serving as joint lead arrangers and syndication agents.

AHH LISTED NYSE

Summary Information

6

In thousands, except per share data

	Three months ended				
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	12/31/2016
OPERATIONAL METRICS					
Net income	$5,768	$10,461	$4,943	$8,753	$5,145
Net income per diluted share	**$0.09**	**$0.17**	**$0.08**	**$0.16**	**$0.09**
Rental properties Net Operating Income (NOI)	18,570	17,573	17,989	18,655	18,304
General contracting and real estate services gross profit	641	1,824	2,656	2,323	1,436
Adjusted EBITDA[1]	18,345	19,203	19,272	19,376	18,097
Funds From Operations (FFO)	15,071	15,500	14,247	14,833	14,744
FFO per diluted share	**$0.24**	**$0.25**	**$0.24**	**$0.27**	**$0.27**
Normalized FFO	14,525	15,493	14,724	14,590	13,669
Normalized FFO per diluted share	**$0.23**	**$0.25**	**$0.25**	**$0.26**	**$0.25**
Annualized dividend yield	4.89%	5.50%	5.87%	5.47%	4.94%
CAPITALIZATION					
Total common shares outstanding	44,938	44,937	44,932	37,813	37,490
Operating Partnership units outstanding	17,486	17,845	17,846	17,859	17,794
Common shares and OP units outstanding	62,424	62,782	62,778	55,672	55,284
Market price per common share	$15.53	$13.81	$12.95	$13.89	$14.57
Equity market capitalization[2]	$969,445	$867,019	$812,975	$773,284	$805,488
Total debt[3]	523,412	493,493	470,314	527,504	527,082
Total market capitalization	1,492,857	1,360,512	1,283,289	1,300,788	1,332,570
Less: cash	(22,916)	(22,916)	(21,726)	(13,688)	(25,193)
Total enterprise value	$1,469,941	$1,337,596	$1,261,563	$1,287,100	$1,307,377
BALANCE SHEET METRICS					
Core Debt/enterprise value	33.0%	34.2%	30.9%	32.9%	31.7%
Fixed charge coverage ratio	3.5x	3.7x	3.5x	3.6x	3.3x
Core Debt/Annualized Core EBITDA	6.6x	6.0x	5.3x	6.0x	6.3x
CORE PORTFOLIO OCCUPANCY					
Office[4]	89.9%	89.2%	89.9%	87.7%	86.8%
Retail[4]	96.5%	96.9%	96.8%	96.7%	95.8%
Multifamily[5]	92.9%	94.3%	91.6%	92.7%	94.3%
Weighted Average[6]	94.2%	94.7%	94.2%	94.3%	93.8%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

AHH LISTED NYSE

Net Asset Value Component Data

7

In thousands

Stabilized Portfolio NOI (Cash)		
	Three months ended 12/31/2017	Annualized 12/31/2017
Diversified Portfolio		
Office	$0	$0
Retail	9,506	38,024
Multifamily	2,284	9,136
Total Diversified Portfolio NOI	$11,790	$47,160
Virginia Beach Town Center		
Office[(1)]	$3,117	$12,468
Retail[(1)]	2,048	8,192
Multifamily	1,437	5,748
Total Virginia Beach Town Center NOI	$6,602	$26,408
Stabilized Portfolio NOI - Cash Basis	$18,392	$73,568
Signed leases still in free rent period	$327	$1,308
Total	$18,719	$74,876

Development Pipeline	
	12/31/2017
Income producing property	$25,000
Construction in progress	77,000
Other assets	2,000
Total cost to date	$104,000

Taxable REIT Subsidiary (TRS)	
	Trailing 12 Months
General contracting Gross Profit	$7,444

Non-Property Assets	
Non-Property Assets	As of 12/31/2017
Cash and Cash Equivalents	$19,959
Restricted Cash	2,957
Accounts Receivable	15,691
Notes Receivable	83,058
Construction receivables, including retentions	23,933
Equity method investments (Durham City Center JV)	11,411
Other Assets	56,198
Land held for development	680
Total Non-Property Assets	$213,887

Liabilities & Share Count	
	As of 12/31/2017
Liabilities	
Mortgages and notes payable	$517,272
Accounts payable and accrued liabilities	15,180
Construction payables, including retentions	47,445
Other Liabilities	42,943
Total Liabilities	$622,840
Share Count	
Total common shares outstanding	44,938
Total OP Units Outstanding	17,486
Total common shares & OP units outstanding	62,424

(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

8Summary Balance Sheets $ in thousands 12/31/2017 12/31/2016 Assets (Unaudited) Real estate investments: Income producing property $910,686 $894,078 Held for development 680 680 Construction in progress 83,071 13,529 Accumulated depreciation (164,521) (139,553) Net real estate investments 829,916 768,734 Cash and cash equivalents 19,959 21,942 Restricted cash 2,957 3,251 Accounts receivable, net 15,691 15,052 Notes receivable 83,058 59,546 Construction receivables, including retentions 23,933 39,433 Costs and estimated earnings in excess of bil l ings 245 110 Equity method investments 11,411 10,235 Other assets 55,953 64,165 Total Assets $1,043,123 $982,468 Liabilities and Equity Indebtedness, net $517,272 $522,180 Accounts payable and accrued liabilities 15,180 10,804 Construction payables, including retentions 47,445 51,130 Bil l ings in excess of costs and estimated earnings 3,591 10,167 Other l iabilities 39,352 39,209 Total Liabilities 622,840 633,490 Total Equity 420,283 348,978 Total Liabilities and Equity $1,043,123 $982,468 As of

9Summary Income Statement In thousands, except per share data Three months ended Year ended 12/31/2017 12/31/2016 12/31/2017 12/31/2016 Revenues (Unaudited) (Unaudited) Rental revenues $27,654 $26,516 $108,737 $99,355 General contracting and real estate services 32,643 50,475 194,034 159,030 Total Revenues 60,297 76,991 302,771 258,385 Expenses Rental expenses 6,353 5,670 25,422 21,904 Real estate taxes 2,731 2,542 10,528 9,629 General contracting and real estate services 32,002 49,039 186,590 153,375 Depreciation and amortization 9,303 9,692 37,321 35,328 General and administrative 2,673 2,688 10,435 9,552 Acquisition, development & other pursuit costs 171 77 648 1,563 Impairment charges 60 171 110 355 Total Expenses 53,293 69,879 271,054 231,706 Operating Income 7,004 7,112 31,717 26,679 Interest income 2,111 1,300 7,077 3,228 Interest expense (4,157) (4,573) (17,439) (16,466) Loss on extinguishment of debt (50) - (50) (82) Gain on real estate dispositions - 93 8,087 30,533 Change in fair value of interest rate derivatives 827 1,323 1,127 (941) Other income (23) (7) 131 147 Income before taxes 5,712 5,248 30,650 43,098 Income tax benefit (provision) 56 (103) (725) (343) Net Income $5,768 $5,145 $29,925 $42,755 Per Diluted Share & Unit $0.09 $0.09 $0.50 $0.85 Weighted Average Shares & Units - Diluted 62,427 54,258 60,181 50,224

AHH LISTED NYSE

FFO, Normalized FFO & Adjusted FFO(1)

10

In thousands, except per share data

	Three months ended (Unaudited)				Year Ended (Unaudited)	
	12/31/2017	9/30/2017	6/30/2017	3/31/2017	2017	2016
Funds From Operations						
Net income	**$5,768**	**$10,461**	**$4,943**	**$8,753**	**$29,925**	**$42,755**
Earnings per diluted share	$0.09	$0.17	$0.08	$0.16	$0.50	$0.85
Depreciation and amortization	9,303	9,239	9,304	9,475	37,321	35,328
Gains on dispositions of operating real estate[2]	-	(4,200)	-	(3,395)	(7,595)	(30,103)
FFO	**$15,071**	**$15,500**	**$14,247**	**$14,833**	**$59,651**	**$47,980**
FFO per diluted share	$0.24	$0.25	$0.24	$0.27	$0.99	$0.96
Normalized FFO						
Acquisition, development & other pursuit costs	171	61	369	47	648	1,563
Loss on extinguishment of debt	50	-	-	-	50	82
Impairment charges	60	19	27	4	110	355
Change in fair value of interest rate derivatives	(827)	(87)	81	(294)	(1,127)	941
Normalized FFO	**$14,525**	**$15,493**	**$14,724**	**$14,590**	**$59,332**	**$50,921**
Normalized FFO per diluted share	$0.23	$0.25	$0.25	$0.26	$0.99	$1.01
Adjusted FFO						
Non-cash stock compensation	276	215	421	411	1,323	1,082
Acquisition, development & other pursuit costs	(171)	(61)	(369)	(47)	(648)	(1,563)
Tenant improvements, leasing commissions, lease incentives[3]	(1,115)	(707)	(895)	(943)	(3,660)	(2,392)
Property related capital expenditures	(1,474)	(1,167)	(840)	(442)	(3,923)	(1,941)
Non-cash interest expense	334	380	283	277	1,274	980
Net effect of straight-line rents	(166)	(159)	(122)	(245)	(692)	(720)
Amortization of leasing incentives & above (below) market rents	(55)	(50)	(43)	(47)	(195)	(85)
AFFO	**$12,154**	**$13,944**	**$13,159**	**$13,554**	**$52,811**	**$46,282**
Weighted Average Common Shares Outstanding	44,937	44,934	42,091	37,622	42,423	33,057
Weighted Average Operating Partnership ("OP") Units Outstanding	17,490	17,845	17,845	17,853	17,758	17,167
Total Weighted Average Common Shares and OP Units Outstanding	62,427	62,779	59,936	55,475	60,181	50,224

(1) See definitions on pages 28-29
(2) Excludes gain on non-operating real estate of $0.5M for the three months ended 9/30/2017 and the year ended December 31, 2017, as well as $0.4M for the year ended December 31,2016.
(3) Excludes development, redevelopment, and first generation space

AHH LISTED NYSE

Outstanding Debt

11

$ in thousands

Debt	Stated Rate	Effective Rate as of 12/31/2017	Maturity Date	Debt Maturities & Principal Payments						Outstanding as of 12/31/2017
				2018	2019	2020	2021	2022	Thereafter	
Secured Notes Payable - Core Debt										
Sandbridge Commons	L+1.75%	3.31%	1/17/2018 (1)	$8,468						$8,468
Columbus Village Note 1	L+2.00%	3.56% (2)	4/5/2018	6,080						6,080
Columbus Village Note 2	L+2.00%	3.56%	4/5/2018	2,218						2,218
Johns Hopkins Village	L+1.90%	3.46%	7/30/2018	46,698						46,698
North Point Center Note 1	6.45%	6.45%	2/5/2019	219	9,352					9,571
Southgate Square	L+2.00%	3.56%	4/29/2021	488	561	584	19,075			20,708
249 Central Park Retail	L+1.95%	3.51%	8/8/2021	233	243	258	16,117			16,851
South Retail	L+1.95%	3.51%	8/8/2021	102	107	113	7,072			7,394
Fountain Plaza Retail	L+1.95%	3.51%	8/8/2021	139	147	156	9,703			10,145
Encore Apartments	3.25%	3.25%	9/10/2021		124	504	24,338			24,966
4525 Main Street	3.25%	3.25%	9/10/2021		158	646	31,230			32,034
Hanbury Village	3.78%	3.78%	8/15/2022	495	504	522	544	17,438		19,503
Socastee Commons	4.57%	4.57%	1/6/2023	99	105	109	115	120	4,223	4,771
North Point Center Note 2	7.25%	7.25%	9/15/2025	113	121	130	140	151	1,804	2,459
Smith's Landing	4.05%	4.05%	6/1/2035	832	824	858	890	930	15,430	19,764
Liberty Apartments	5.66%	5.66%	11/1/2043	257	272	287	304	322	13,252	14,694
The Cosmopolitan	3.35%	3.35%	7/1/2051	742	766	792	819	847	41,243	45,209
Total - Secured Core Debt				$67,183	$13,284	$4,959	$110,347	$19,808	$75,952	$291,533
Secured Notes Payable - Development Pipeline										
Lightfoot Marketplace	L+1.75%	3.31%	11/14/2018	10,500						10,500
Harding Place	L+2.95%	4.51%	2/24/2020			3,874				3,874
Town Center Block 9	L+3.50%	5.06%	6/29/2020			1,505				1,505
Total - Development Pipeline				10,500	-	5,379	-	-	-	15,879
Total Secured Notes Payable				$77,683	$13,284	$10,338	$110,347	$19,808	$75,952	$307,412
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	3.11%	10/26/2021				66,000			66,000
Senior unsecured term loan	L+1.35% - 1.95%	3.06%	10/26/2022					100,000		100,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% (2)	10/26/2022					50,000		50,000
Total - Unsecured Core Debt				-	-	-	66,000	150,000	-	216,000
Total Notes Payable excluding GAAP Adjustments				$77,683	$13,284	$10,338	$176,347	$169,808	$75,952	$523,412
Weighted Average Interest Rate				3.5%	5.7%	4.3%	3.3%	3.3%	4.1%	3.5%
Balloon Payments				73,322	9,333	5,379	172,274	167,109	5,567	432,984
Principal amortization				4,361	3,951	4,959	4,073	2,699	70,385	90,428
Total Consolidated Debt				$77,683	$13,284	$10,338	$176,347	$169,808	$75,952	$523,412
Fixed-rate Debt (3)				8,837	12,226	3,848	58,380	69,808	75,952	229,051
Variable-rate Debt (4)				68,846	1,058	6,490	117,967	100,000	-	294,361
Total Consolidated Debt				$77,683	$13,284	$10,338	$176,347	$169,808	$75,952	$523,412
GAAP Adjustments										(6,140)
Total Notes Payable										$517,272

(1) Subsequent to quarter end, Note was modified with a maturity date of 01/17/2023
(2) Subject to an interest rate swap lock
(3) Includes debt subject to interest rate swap locks
(4) Excludes debt subject to interest rate swap locks

30 Day LIBOR as of 12/31/2017	1.564%

12Core Debt to Core EBITDA(1) $ in thousands (1) See definitions on page 29 (2) Excludes GAAP Adjustments Three months ended 12/31/2017 9/30/2017 6/30/2017 3/31/2017 12/31/2016 Net Income $5,768 $10,461 $4,943 $8,753 $5,145 Excluding: Interest expense 4,157 4,253 4,494 4,535 4,573 Income tax (56) 29 450 302 103 Depreciation and amortization 9,303 9,239 9,304 9,475 9,692 Gain on real estate dispositions - (4,692) - (3,395) (93) Change in fair value of interest rate derivatives (827) (87) 81 (294) (1,323) Adjusted EBITDA $18,345 $19,203 $19,272 $19,376 $18,097 Other adjustments: Loss on extinguishment of debt 50 - - - - Non-cash stock compensation 276 215 418 411 218 Development Pipeline (339) (301) (1,244) (2,154) (1,917) Total Other Adjustments (13) (86) (826) (1,743) (1,699) Core EBITDA $18,332 $19,117 $18,446 $17,633 $16,398 Total Debt(2) $523,412 $493,493 $470,314 $527,504 $527,082 Adjustments to Debt: (Less) Development Pipeline(2) (15,879) (12,894) (58,942) (90,021) (88,069) (Less) Cash & restricted cash (22,916) (22,916) (21,726) (13,688) (25,193) Core Debt $484,617 $457,683 $389,646 $423,795 $413,820 Core Debt/Annualized Core EBITDA 6.6x 6.0x 5.3x 6.0x 6.3x

13Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks (2) Includes debt subject to interest rate swap locks (3) Excludes GAAP adjustments Fixed-rate & Hedged Debt Debt Maturities & Principal Payments $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 2018 2019 2020 2021 2022 2023 and thereafter ($ In Th ou sa nd s) Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 41.3% 3.2% 4.5 Yrs Secured Debt 58.7% 3.7% 9.2 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 56.2% 3.3% 3.3 Yrs Fixed-rate Debt(2)(3) 43.8% 3.8% 12.4 Yrs Fixed-rate and Hedged Debt(2)(3) 100.0% Total 3.5% 7.3 Yrs Interest Rate Cap Agreements Effective Date Maturity Date Strike Rate Notional Amount February 25, 2016 March 1, 2018 1.50% $75,000 June 17, 2016 June 17, 2018 1.00% 70,000 February 7, 2017 March 1, 2019 1.50% 50,000 June 23, 2017 July 1, 2019 1.50% 50,000 September 18, 2017 October 1, 2019 1.50% 50,000 November 28, 2017 December 1, 2019 1.50% 50,000 Total Interest Rate Caps 345,000 Fixed-rate Debt(2)(3) 229,051 Fixed-rate and Hedged Debt $574,051 % of Total (3) 100.0% 100%

14Capitalization & Financial Ratios $ in thousands Capitalization as of December 31, 2017 Capital Structure as of December 31, 2017 Debt % of Total Carrying Value Unsecured Credit Facility 13% $66,000 Unsecured Term Loans 29% 150,000 Mortgages Payable 58% 307,412 Total Debt $523,412 Equity % of Total Shares/Units Stock Price Market Value Common Stock (NYSE: AHH) 72% 44,938 $15.53 $697,887 Common Units 28% 17,486 $15.53 271,558 Equity Market Capitalization 62,424 $969,445 Total Market Capitalization $1,492,857 Debt/Market Capitalization 35.1% Dividend Data Liquidity as of December 31, 2017 Trailing 12 Months Common Dividends and Distributions $43,616 Cash on Hand $22,916 AFFO 52,811 Availability under Credit Facility 81,900 AFFO Payout Ratio 82.6% $104,816 Debt 35% Equity 65%

AHH LISTED NYSE

Property Portfolio

15

As of 12/31/17

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,710	-	92,710	96.6%	-	$2,525,113	$28.19
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	97.6%	-	653,513	11.61
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	92.4%	-	1,656,942	14.63
Broad Creek Shopping Center[6][10]	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	250,416	-	250,416	100.0%	-	3,858,878	15.41
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	92.2%	-	1,251,946	11.81
Brooks Crossing	Various Small Shops	Newport News, VA		100%	2016	-	18,349	18,349	-	59.8%	151,380	13.80
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	-	1980/2013	66,594	-	66,594	88.5%	-	1,145,259	19.42
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	100.0%	-	1,652,246	17.95
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	856,862	44.69
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,280	43.84
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,241,201	12.01
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,749,019	16.95
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,022,080	28.42
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	92.5%	-	1,242,046	15.12
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	92.6%	-	318,839	21.90
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	97.0%	-	2,422,431	21.40
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	80.5%	-	894,989	11.47
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Lightfoot Marketplace[6]	Harris Teeter, CHKD	Williamsburg, VA		-	2016	-	107,643	107,643	-	77.4%	1,247,430	14.97
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	99.0%	-	1,436,099	12.63
North Point Center[6]	Kroger, PetSmart, Home Depot, Costco	Durham, NC		67%	1998/2009	496,246	-	496,246	99.3%	-	3,706,247	7.52
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,600	-	64,600	97.8%	-	455,044	7.20
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	100.0%	-	759,992	20.10
Patterson Place	BB&B, PetSmart, DSW, AC Moore	Durham, NC		100%	2004	160,942	-	160,942	96.1%	-	2,428,883	15.70
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,252,232	16.86
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	96.3%	-	2,647,044	26.66
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	88.0%	-	1,219,477	17.22
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	71,417	-	71,417	100.0%	-	1,005,441	14.08
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	656,700	11.47
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	947,752	24.61
South Square[6]	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	100.0%	-	1,898,676	17.33
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	92.1%	-	2,764,187	13.64
Southshore Shops	Buffalo Wild Wings	Midlothian, VA		100%	2006	40,333	-	40,333	93.2%	-	761,254	20.24
Stone House Square[6]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	90.7%	-	1,744,377	17.13
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	378,009	32.60
Tyre Neck Harris Teeter[6][10]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,052	10.91
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	-	52,415	100.0%	-	428,996	8.18
Wendover Village	BB&T, T.J. Maxx, Petco	Greensboro, NC		100%	2004	171,653	-	171,653	99.2%	-	3,060,233	17.96
Total / Weighted Avg Retail Portfolio				**73%**		**3,498,480**	**125,992**	**3,624,472**	**96.5%**	**74.8%**	**$52,796,699**	**$15.21**

AHH LISTED NYSE

Property Portfolio - Continued

16

As of 12/31/17

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	ABR[3]	ABR per Leased SF[3]
Office Properties											
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	237,893	-	237,893	93.1%	$6,246,029	$28.21
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,242	-	324,242	91.9%	8,604,490	28.89
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	85.7%	2,784,294	25.14
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	82.5%	2,380,130	26.61
Total / Weighted Average Office Portfolio				**69%**		**799,855**	**-**	**799,855**	**89.9%**	**$20,014,944**	**$27.82**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Development Properties	Total	Core Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	91.6%	$4,053,588	$1,289.31
Johns Hopkins Village[8][9]	Baltimore, MD		-	2016	157	-	157	100.0%	6,750,624	990.41 [10]
Liberty Apartments[9]	Newport News, VA		-	2013	197	-	197	86.0%	2,131,668	1,048.51
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	98.6%	3,821,856	1,137.46
The Cosmopolitan[8]	Virginia Beach, VA	✓	-	2006	342	-	342	90.1%	5,541,936	1,499.44
Total / Weighted Avg Multifamily Portfolio			-		**1,266**	**-**	**1,266**	**92.9%**	**$22,299,672**	**$1,233.61**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of December 31, 2017, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of December 31, 2017, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of December 31, 2017 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of December 31, 2017. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of December 31, 2017, the Company occupied 41,103 square feet at these two properties at an ABR of $1.2M, or $30.31 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table below:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$170,610
Broad Creek Shopping Center	6	22,737	621,601
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Lightfoot Marketplace	1	51,750	543,375
North Point Center	4	280,556	1,131,953
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	2	55,288	675,467
South Square	1	1,778	60,000
Stone House Square	1	3,650	165,000
Tyre Neck Harris Teeter	1	48,859	533,052
Total / Weighted Avg	**22**	**617,724**	**$5,543,155**

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended December 31, 2017 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $244K, $716K and $1.2M from ground floor retail leases, respectively.

(9) The Company leases the land underlying this property pursuant to a ground lease.

(10) ABR per Occupied Unit is calculated by dividing total base rental payments for the month ended December 31, 2017 by the number of occupied beds.

AHH LISTED NYSE

Development Pipeline

17

$ in thousands

Development, Not Delivered	Property Type	Estimated[1]	% Leased	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Cost to Date	AHH Ownership %	Anchor Tenants & Other Notes
Meeting Street Charleston, SC	Multifamily	114 units	NA	3Q17	3Q19	3Q19	$53,000	$13,000	90%	NA
King Street Charleston, SC	Multifamily	74 units	NA	3Q17	3Q19	3Q19	48,000	13,000	93%	NA
Harding Place Charlotte, NC	Multifamily	225 Units	NA	3Q16	3Q18	1Q20	47,000	29,000	80%[3]	NA
Town Center Phase VI Virginia Beach, VA	Mixed-use	39,000 SF 131 Units	47%	4Q16	3Q18	3Q19	43,000	22,000	100%	Williams Sonoma, Pottery Barn
Market at Mill Creek Mt. Pleasant, SC	Retail	73,000 SF	80%	1Q18	1Q19	1Q19	23,000	-	70%[3]	Lowes Foods
Brooks Crossing Newport News, VA	Office	100,000 sf	100%	1Q18	1Q19	2Q19	22,000	1,000	65%[3]	Huntington Ingalls Industries
					Total Development, Not Delivered		$236,000	$78,000		
Development, Delivered Not Stabilized										
Brooks Crossing Newport News, VA	Retail	18,000 sf	60%	3Q15	3Q16	4Q18	3,000	3,000	65%[3]	Misc. small shops
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	77%	3Q14	3Q16	2Q18	25,000	23,000	70%[3]	Harris Teeter, CHKD
					Total Development, Delivered Not Stabilized		$28,000	$26,000		
						Total	$264,000	$104,000		
Joint Ventures - Minority Partner							**Project Cost**	**Equity Investment**		
One City Center - 37% JV Durham, NC	Mixed-use	153,000 sf	79%	1Q16	3Q18	4Q18	$44,000	$11,000	100%	Duke University, WeWork AHH Equity requirement $19M
Mezzanine Investments							**Purchase Option Price**	**Loan Balance**		
Point Street Apartments Baltimore, MD	Multifamily	289 units	15%	1Q16	1Q18	2Q19	$98,000	$22,000	Option to purchase 88% upon completion	$27M Mezzanine financing by AHH, earning 8% interest income
Annapolis Junction Annapolis Junction, MD	Multifamily	416 units	32%	2Q16	3Q17	1Q19	106,000	43,000	Option to purchase 88% upon completion	$46M Mezzanine financing by AHH, earning 10% interest income
					Total Mezzanine Investment		$204,000	$65,000		

	Q4 2017	Year to Date
Capitalized Interest	$504	$1,295
Capitalized Overhead	$669	$2,382

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners



Town Center Phase VI



Meeting Street



One City Center



Point Street Apts.

AHH LISTED NYSE

Acquisitions & Dispositions

18

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Parkway Centre	Moultrie, GA	61,200	$11,200	-	$1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	$7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,199,341	$416,772	$127,700	$75,626	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	$13,150	$8,000	$4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point	Newport News, VA	100,139	6,500	-	3,793	16.4% (3)	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		768,520 sf/ 203 units	$205,075	$152,200	$58,635	7.2%		

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate

19Construction Business Summary $ in thousands Gross Profit Summary Q4 2017 Trailing 12 Months Revenue $32,643 $194,034 Expense (32,002) (186,590) Gross Profit $641 $7,444 (Unaudited) Location Total Contract Value Work in Place as of 12/31/2017 Backlog Estimated Date of Completion Highlighted Projects Point Street Apartments Baltimore, MD $73,738 $65,057 $8,681 1Q 2018 Durham City Center Durham, NC 64,763 47,191 17,572 3Q 2018 Dinwiddie Municipal Complex Dinwiddie, VA 23,636 9,307 14,329 2Q 2019 Sub Total $162,137 $121,555 $40,582 All Other Projects $450,383 $441,798 $8,585 Total $612,520 $563,353 $49,167

AHH LISTED NYSE

Same Store NOI by Segment

20

$ in thousands
(Reconciliation to GAAP located in appendix pg. 31)

	Three months ended				Year ended			
	12/31/2017	12/31/2016	$ Change	% Change	12/31/2017	12/31/2016	$ Change	% Change
	(Unaudited)				(Unaudited)			
Office[(1)]								
Revenue	$3,357	$3,513	($156)	-4.4%	$13,615	$14,323	($708)	-4.9%
Expenses	1,350	1,288	62	4.8%	5,435	5,273	162	3.1%
Net Operating Income	2,007	2,225	(218)	-9.8%	8,180	9,050	(870)	-9.6%
Retail[(1)]								
Revenue	14,411	14,085	326	2.3%	37,707	37,154	553	1.5%
Expenses	3,767	3,506	261	7.4%	10,757	10,241	516	5.0%
Net Operating Income	10,644	10,579	65	0.6%	26,950	26,913	37	0.1%
Multifamily[(1)]								
Revenue	4,662	4,840	(178)	-3.7%	18,892	19,194	(302)	-1.6%
Expenses	2,282	2,069	213	10.3%	8,876	8,410	466	5.5%
Net Operating Income	2,380	2,771	(391)	-14.1%	10,016	10,784	(768)	-7.1%
Same Store Net Operating Income (NOI)	$15,031	$15,575	($544)	-3.5%	$45,146	$46,747	($1,601)	-3.4%
Net effect of straight-line rents	132	38	94		742	216	526	
Amortization of lease incentives and above (below) market rents	(82)	(85)	3		456	482	(26)	
Same store portfolio NOI, cash basis	$15,081	$15,528	($447)	-2.9%	$46,344	$47,445	($1,101)	-2.3%
NOI, Cash Basis:								
Office	$2,146	$2,379	($233)	-9.8%	$8,863	$9,218	($355)	-3.9%
Retail	10,551	10,371	180	1.7%	27,433	27,403	30	0.1%
Multifamily	2,384	2,778	(394)	-14.2%	10,048	10,824	(776)	-7.2%
	$15,081	$15,528	($447)	-2.9%	$46,344	$47,445	($1,101)	-2.3%
NOI:								
Office	$2,007	$2,225	($218)	-9.8%	$8,180	$9,050	($870)	-9.6%
Retail	10,644	10,579	65	0.6%	26,950	26,913	37	0.1%
Multifamily	2,380	2,771	(391)	-14.1%	10,016	10,784	(768)	-7.1%
	$15,031	$15,575	($544)	-3.5%	$45,146	$46,747	($1,601)	-3.4%

(1) See page 30 for Same Store vs. Non – Same Store Properties

21Top 10 Tenants by Annualized Base Rent $ in thousands As of December 31, 2017 Office Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Office Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Clark Nexsen 1 2029 $ 2,537 12.7% 2.7% Hampton University 2 2023 - 2024 1,054 5.3% 1.1% Mythics 1 2030 1,052 5.3% 1.1% Pender & Coward 1 2030 860 4.3% 0.9% Kimley-Horn 1 2027 859 4.3% 0.9% Troutman Sanders 2 2025 838 4.2% 0.9% The Art Institute 3 2019 835 4.2% 0.9% City of Va Beach Development Authority 1 2024 722 3.6% 0.8% Cherry Bekaert 1 2022 708 3.5% 0.7% Williams Mullen 1 2028 643 3.2% 0.7% Top 10 Total $ 10,108 50.6% 10.7% Retail Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Retail Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Kroger/Harris Teeter 11 2018 - 2036 $ 5,831 11.0% 6.1% Home Depot 2 2019 - 2023 2,237 4.2% 2.4% Regal Cinemas 2 2019 - 2022 1,679 3.2% 1.8% Bed, Bath, & Beyond 4 2020 - 2024 1,677 3.2% 1.8% PetSmart 5 2020 - 2022 1,438 2.7% 1.5% Food Lion 3 2019 - 2022 1,291 2.4% 1.4% Dick's Sporting Goods 1 2020 840 1.6% 0.9% Safeway 2 2021 821 1.6% 0.9% Weis Markets 1 2028 802 1.5% 0.8% Ross Dress for Less 2 2020 - 2022 762 1.4% 0.8% Top 10 Total $ 17,378 32.8% 18.4%

22Office Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2017 6 38,387 2 2,582 24.87 23.93 3.9% 24.38 25.88 -5.8% 4.90 617,475 $16.09 Q3 2017 2 10,454 - - 25.06 24.82 1.0% 25.21 25.46 -1.0% 4.24 48,791 4.67 Q2 2017 2 13,420 - - 27.94 27.22 2.7% 27.38 28.42 -3.7% 7.21 153,873 11.47 Q1 2017 2 7,782 2 4,752 31.61 25.72 22.9% 32.30 29.25 10.4% 1.00 23,314 3.00 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2017 2 7,676 24.86$ 4.60 $278,339 $36.26 Q3 2017 1 2,690 24.50 5.00 95,630 35.55 Q2 2017 2 7,541 24.39 4.36 259,901 34.47 Q1 2017 3 13,491 23.92 4.53 390,548 28.95

23Office Lease Expirations (1) Includes new leases from properties in development 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 50,000 100,000 150,000 200,000 Leased Square Feet % ABR of Office Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring(1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 80,388 10.1% -$ - -$ M-T-M 3 633 0.1% 20,400 0.1% 32.23 2018 11 39,734 5.0% 1,276,658 6.4% 32.13 2019 14 84,418 10.6% 2,104,581 10.5% 24.93 2020 7 26,537 3.3% 742,047 3.7% 27.96 2021 8 46,798 5.9% 1,310,134 6.5% 28.00 2022 9 73,800 9.2% 2,059,496 10.3% 27.91 2023 7 67,132 8.4% 1,737,304 8.7% 25.88 2024 4 70,617 8.8% 2,063,738 10.3% 29.22 2025 6 66,487 8.3% 1,883,863 9.4% 28.33 2026 3 15,140 1.9% 329,509 1.6% 21.76 2027 3 49,081 6.1% 1,395,538 7.0% 28.43 2028 1 22,950 2.9% 642,600 3.2% 28.00 Thereafter 3 156,140 19.4% 4,449,076 22.2% 28.49 Total / Weighted Average 79 799,855 100.0% $20,014,944 100.0% $27.82

24Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2017 16 109,639 13 35,575 13.88 13.31 4.3% 13.70 13.63 0.5% 3.81 64,673 $0.59 Q3 2017 10 39,610 5 9,695 17.59 16.19 8.6% 17.41 16.37 6.4% 3.98 126,239 3.19 Q2 2017 14 73,961 7 14,087 19.46 18.75 3.8% 19.60 18.85 3.9% 3.78 93,362 1.26 Q1 2017 13 121,282 2 3,174 16.46 15.37 7.1% 16.42 15.51 5.9% 5.95 461,039 3.80 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q4 2017 4 12,533 17.02$ 8.33 $181,649 $14.49 Q3 2017 4 7,024 15.72 4.85 68,422 9.74 Q2 2017 9 14,315 20.66 7.65 376,170 26.28 Q1 2017 6 13,698 22.91 5.70 204,418 14.92

25Retail Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring(1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 153,263 4.2% -$ - -$ M-T-M 4 4,728 0.1% 68,990 0.1% 14.59 2018 60 183,508 5.1% 3,425,837 6.5% 18.67 2019 87 588,052 16.2% 9,211,040 17.4% 15.66 2020 73 575,303 15.9% 8,012,634 15.2% 13.93 2021 56 283,832 7.8% 5,116,496 9.7% 18.03 2022 51 409,682 11.3% 6,591,039 12.5% 16.09 2023 27 346,372 9.6% 4,626,776 8.8% 13.36 2024 18 168,018 4.6% 2,667,454 5.1% 15.88 2025 17 226,427 6.2% 2,404,463 4.6% 10.62 2026 19 166,665 4.6% 2,882,771 5.5% 17.30 2027 14 105,286 2.9% 2,283,629 4.3% 21.69 2028 8 171,136 4.7% 2,038,095 3.9% 11.91 Thereafter 11 242,200 6.7% 3,467,475 6.6% 14.32 Total / Weighted Average 445 3,624,472 100.0% 52,796,699$ 100.0% $15.21 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Leased Square Feet % ABR of Retail Portfolio

26 Appendix Definitions & Reconciliations

27Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

28Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by NAREIT, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from NAREIT's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

29Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark- to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

AHH LISTED NYSE

Same Store vs. Non-Same Store

30

	Three Months Ended 12/31/2017 to 2016		Year Ended 12/31/2017 to 2016	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties				
249 Central Park Retail	X		X	
Alexander Pointe	X			X
Bermuda Crossroads	X		X	
Broad Creek Shopping Center	X		X	
Brooks Crossing (Retail)		X		X
Broadmoor Plaza	X			X
Columbus Village	X		X	
Columbus Village II		X		X
Commerce Street Retail	X		X	
Courthouse 7-Eleven	X		X	
Dick's at Town Center	X		X	
Dimmock Square	X		X	
Greentree Shopping Center	X		X	
Fountain Plaza Retail	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
Harper Hill Commons	X			X
Harrisonburg Regal	X		X	
Lightfoot Marketplace		X		X
North Hampton Market	X			X
North Point Center	X		X	
Oakland Marketplace	X			X
Parkway Marketplace	X		X	
Patterson Place	X			X
Perry Hall Marketplace	X		X	
Providence Plaza	X		X	
Renaissance Square		X		X

	Three Months Ended 12/31/2017 to 2016		Year Ended 12/31/2017 to 2016	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Retail Properties (Continued)				
Sandbridge Commons	X		X	
Socastee Commons	X		X	
South Retail	X		X	
South Square	X			X
Southgate Square	X			X
Southshore Shops	X			X
Stone House Square	X		X	
Studio 56 Retail	X		X	
Tyre Neck Harris Teeter	X		X	
Waynesboro Commons	X			X
Wendover Village	X			X
Wendover Village Outparcel		X		X
Office Properties				
4525 Main Street		X		X
Armada Hoffler Tower	X		X	
Commonwealth of VA - Chesapeake		X		X
Commonwealth of VA - Virginia Beach		X		X
One Columbus	X		X	
Two Columbus	X		X	
Multifamily Properties				
Encore Apartments	X		X	
Liberty Apartments	X		X	
Smith's Landing	X		X	
The Cosmopolitan	X		X	
Johns Hopkins Village		X		X

31Reconciliation to Property Portfolio NOI $ in thousands (1) See page 30 for the Same Store vs. Non-Same Store properties Three months ended 12/31 Year ended 12/31 2017 2016 2017 2016 Office Same Store(1) Rental revenues $3,357 $3,513 $13,615 $14,323 Property expenses 1,350 1,288 5,435 5,273 NOI 2,007 2,225 8,180 9,050 Non-Same Store NOI 949 904 3,685 4,319 Segment NOI $2,956 $3,129 $11,865 $13,369 Retail Same Store(1) Rental revenues $14,411 $14,085 $37,707 $37,154 Property expenses 3,767 3,506 10,757 10,241 NOI 10,644 10,579 26,950 26,913 Non-Same Store NOI 1,222 708 19,750 15,087 Segment NOI $11,866 $11,287 $46,700 $42,000 Multifamily Same Store(1) Rental revenues $4,662 $4,840 $18,892 $19,194 Property expenses 2,282 2,069 8,876 8,410 NOI 2,380 2,771 10,016 10,784 Non-Same Store NOI 1,368 1,117 4,206 1,669 Segment NOI $3,748 $3,888 $14,222 $12,453 Total Property Portfolio NOI $18,570 $18,304 $72,787 $67,822

32Reconciliation to Property Portfolio NOI $ in thousands Three months ended 12/31/2017 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $0 $9,506 $2,284 $11,790 Net effect of straight-line rents - 22 33 55 Amortization of lease incentives and (above) below market rents - 176 (13) 163 NOI $0 $9,704 $2,304 $12,008 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $3,117 $2,048 $1,437 $6,602 Net effect of straight-line rents 129 (32) 7 104 Amortization of lease incentives and (above) below market rents (73) (50) - (123) Elimination f AHH rent (217) (96) - (313) NOI $2,956 $1,870 $1,444 $6,270 NOI Office Retail Multifamily Total Diversified Portfolio $0 $9,704 $2,304 $12,008 Town Center of Virginia Beach 2,956 1,870 1,444 6,270 Unstabilized Properties - 292 - 292 Total Property Portfolio NOI $2,956 $11,866 $3,748 $18,570

AHH LISTED NYSE

Reconciliation to GAAP Net Income

33

$ in thousands

	Three months ended 12/31/2017					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 4,779	$ 16,021	$ 6,854	$ 27,654	$ 32,643	$ 60,297
Segment expenses	1,823	4,155	3,106	9,084	32,002	41,086
Net operating income	$ 2,956	$ 11,866	$ 3,748	$ 18,570	$ 641	$ 19,211
Depreciation and amortization						(9,303)
General and administrative expenses						(2,673)
Acquisition, development and other pursuit costs						(171)
Impairment charges						(60)
Interest income						2,111
Interest expense						(4,157)
Loss on extinguishment of debt						(50)
Change in fair value of interest rate derivatives						827
Other income (loss) benefit						(23)
Income tax benefit (provision)						56
Net income						$ 5,768

	Year ended 12/31/2017					
	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 19,207	$ 63,109	$ 26,421	$ 108,737	$ 194,034	$ 302,771
Segment expenses	7,342	16,409	12,199	35,950	186,590	222,540
Net operating income	$ 11,865	$ 46,700	$ 14,222	$ 72,787	$ 7,444	$ 80,231
Depreciation and amortization						(37,321)
General and administrative expenses						(10,435)
Acquisition, development and other pursuit costs						(648)
Impairment charges						(110)
Interest income						7,077
Interest expense						(17,439)
Loss on extinguishment of debt						(50)
Gain on real estate dispositions						8,087
Change in fair value of interest rate derivatives						1,127
Other income						131
Income tax benefit (provision)						(725)
Net income						$ 29,925